UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2013

TRANS WORLD ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-14818	14-1541629
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

38 Corporate Circle,
Albany, New York 12203
(Address of principal executive offices)

(518) 452-1242
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

          Effective February 3, 2013, Trans World Entertainment Corporation (the “Company”) appointed John Anderson as Chief Financial Officer. Mr. Anderson will retain his current role as Principal Accounting Officer.

Mr. Anderson, age 43, has served in positions of increasing responsibility at Trans World for over 18 years, most recently serving as Acting Chief Financial Officer and Principal Accounting Officer. As Chief Financial Officer, Mr. Anderson will lead Trans World Entertainment’s financial planning and financial reporting divisions.

          In connection with his appointment as the Company’s Chief Financial Officer, Mr. Anderson will receive an initial base salary of $240,000 per annum. Mr. Anderson will be eligible to participate in the Company’s Executive Incentive Program.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2013	TRANS WORLD ENTERTAINMENT CORPORATION

	By:	/s/ Robert J. Higgins
		Name:	Robert J. Higgins
		Title:	Chief Executive Officer